------------------------
PROSPECTUS
------------------------
MAY 1, 2000

Stratton Growth Fund

Stratton Monthly Dividend REIT Shares

Stratton Small-Cap Value Fund

                                   [GRAPHIC]

                         -----------------------------
                                   STRATTON
                                 MUTUAL FUNDS
                         -----------------------------
                         Stability . Strategy. Success


The Securities and Exchange Commission has not approved or disapproved these securities nor has it passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             STRATTON MUTUAL FUNDS

                           Stratton Growth Fund, Inc.
                  Stratton Monthly Dividend REIT Shares, Inc.
                         Stratton Small-Cap Value Fund

                                   PROSPECTUS
                                  May 1, 2000

                       Plymouth Meeting Executive Campus
                       610 W. Germantown Pike, Suite 300
                        Plymouth Meeting, PA 19462-1050
                                 (610) 941-0255

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Fund Summaries.............................................................   2
Fee Table..................................................................   8
Financial Highlights.......................................................   9
Investment Policies and Risk Considerations................................  11
Investment Advisor.........................................................  12
Pricing Fund Shares........................................................  13
How to Buy Fund Shares.....................................................  14
How to Redeem Fund Shares..................................................  16
Exchange Privilege.........................................................  17
Retirement Plans...........................................................  18
Tax Treatment: Dividends and Distributions.................................  18

FUND SUMMARIES    This Prospectus offers shares of the following funds:
                  Stratton Growth Fund, Inc. ("SGF"); Stratton Monthly
                  Dividend REIT Shares, Inc. ("SMDS"); and Stratton Small-Cap
                  Value Fund ("SSCV") of The Stratton Funds, Inc.

Stratton Growth
Fund

Investment        Possible growth of capital with current income from interest
Objectives        and dividends as a secondary objective.

Principal         The fund normally invests in common stocks, and securities
Strategy          convertible into common stock. These common stocks,
                  including dividend-paying common stocks, are of well-established U.S. companies that the investment advisor believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios.
                  The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

                  The advisor focuses on common stocks of companies with strong cash flow. Companies often share excess cash flow by paying above-average dividends to shareholders. The advisor looks at characteristics such as strong dividend growth rates and healthy dividend coverage when selecting potential buy candidates. The investment advisor believes that companies which consistently strive to increase their dividends tend to offer the potential of above average returns. Fundamental analysis is conducted on other important characteristics such as the earnings outlook, management strengths, and industry competitive position.

                  All of the above mentioned characteristics are reviewed when eliminating a stock from the portfolio if, when compared to its peers, a stock has unfavorable future prospects. The investment advisor continuously reviews economic and social conditions so that the fund's portfolio has the greatest possible potential for capital growth, consistent with reasonable levels of risk. SGF hopes to achieve steady, stable growth of principal and dividend income.

Principal Risks   There are risks involved with any investment, but the risks associated with an investment in the fund include:

                  . Stock market risk, or the risk that the price of
                    securities held by the fund will rise or fall due to various conditions or circumstances which may be unpredictable

                  . Loss of part or all of your money invested in the fund

                  . The portfolio manager's skill in assessing the potential of the stocks the fund buys

Bar Chart and     The following bar chart and performance table provide some
Performance       indication of the risks of investing in the fund by showing
Table             changes in the fund's performance from year to year and
                  showing how the fund's average annual returns compare with those of a broad measure of market performance. Both the bar chart and performance table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.

                                    [GRAPH]

                              Annual Returns (%)

                              1999        (9.29)%
                              1998         11.46%
                              1997         36.06%
                              1996         14.17%
                              1995         37.68%
                              1994          7.19%
                              1993          6.41%
                              1992          6.71%
                              1991         22.18%
                              1990        (6.72)%

                                 Calendar Year


During the ten years ended December 31, 1999, the highest return for a quarter was 15.47% for the quarter ended December 31, 1998, and the lowest return was (12.95%) for the quarter ended September 30, 1998.

                                        Performance Table

                      Average Annual Total Returns as of December 31, 1999

                                                        1 Year  5 Years 10 Years
                                                        ------  ------- --------
           SGF......................................... (9.29%) 16.68%   11.61%
           S & P 500*.................................. 20.89%  28.24%   17.98%
           S & P/BARRA Value**......................... 12.72%  22.83%   15.54%

                  --------

                   * The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

                  ** The S&P/BARRA Value Index is an unmanaged,
                     capitalization-weighted index of all stocks in the S&P 500 that have low price-to-book ratios.

Suitability
                  The fund may be a suitable investment for you if you:

                  . Desire an investment that focuses on growth and income.

                  . Are investing for retirement or other long-term goals.

                  . Can tolerate performance that varies from year to year.

Stratton
Monthly
Dividend REIT
Shares

Investment        A high rate of return from dividend and interest income on
Objective         investments in common stock and securities convertible into common stock.

Principal         The fund invests at least 65% of its total assets in common
Strategy          stocks and other equity securities of real estate investment trusts ("REITs"). REITs were created to enable investors to participate in the benefits of owning income-producing real estate. REITs own many different types of properties, such as apartment complexes, office buildings, hotels, health care facilities, shopping centers, and shopping malls.

                  The fund is managed to provide a high level of monthly income to its shareholders and therefore looks for companies that have strong dividend payouts. The fund needs higher yielding securities to maintain its own attractive dividend payout. REITs satisfy this income requirement, while also offering the potential for dividend growth and capital appreciation. Investment decisions will be made on the basis of an analysis of fundamentals of individual companies and on relevant economic and social conditions.

Principal Risks   There are risks involved with any investment, but the risks associated with an investment in the fund include:

                  . Stock market risk, or the risk that the price of
                    securities held by the fund will rise or fall due to various conditions or circumstances which may be unpredictable.

                  . The cyclical nature of the real estate industry, which
                    subjects the real estate and real estate related securities held by the fund to any market or economic condition that may affect the value of real estate (up or down).

                  . The fund is concentrated in REIT securities, which means it may be subject to a greater risk of loss than a non-concentrated mutual fund.

                  . Loss of part or all of your money invested in the fund.

                  . The portfolio manager's skill in assessing the potential of the stocks the fund buys.

Bar Chart and     The following bar chart and performance table provide some
Performance       indication of the risks of investing in the fund by showing
Table             changes in the fund's performance from year to year and
                  showing how the fund's average annual returns compare with those of a broad measure of market performance. Both the bar chart and performance table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.

                                    [GRAPH]

                              Annual Returns (%)

                              1999        (6.25)%
                              1998       (11.75)%
                              1997         18.09%
                              1996          8.58%
                              1995         23.45%
                              1994       (12.13)%
                              1993          6.60%
                              1992         10.41%
                              1991         35.10%
                              1990        (3.83)%

                                 Calendar Year


During the ten years ended December 31, 1999, the highest return for a quarter was 12.83% for the quarter ended June 30, 1999, and the lowest return for a quarter was (7.26%) for the quarter ended June 30, 1994.

                                        Performance Table

                      Average Annual Total Returns as of December 31, 1999

                                                        1 Year  5 Years 10 Years
                                                        ------- ------- --------
           SMDS........................................ (6.25%)  5.54%    5.81%
           S & P 500*.................................. 20.89%  28.24%   17.98%
           NAREIT Equity**............................. (4.62%)  8.09%    9.14%

                  --------

                   * The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

                  ** The NAREIT Equity Index is an unmanaged index comprised of 178 real estate investment trusts.

Suitability
                  The fund may be a suitable investment for you if you:

                  . Desire an investment that focuses on income.

                  . Are investing for retirement or other long-term goals.

                  . Can tolerate performance that varies from year to year.

Stratton Small-
Cap Value Fund

Investment        Dividend income and capital appreciation.
Objective


Principal         Under normal market conditions, the fund invests at least
Strategy          80% of its assets in common stock and securities convertible into common stock of small capitalization companies. In selecting stocks for the fund to buy, small capitalization companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell
                  2000 Index. These common stocks, including dividend-paying common stocks, are of well-established U.S. companies that the investment advisor believes are undervalued. Value stocks are stocks that appear to be under-priced based on traditional measures such as lower price-to-earnings ratios and price-to-book ratios. The fund also invests in real estate investment trusts.

                  Generally, small company stocks are considered more volatile than large company stocks because they have limited product lines and financial resources. Stocks of these companies may experience more abrupt price movements than larger capitalization stocks.

                  The fund's investment advisor employs a three-step process that focuses on a stock's fundamental valuation, earnings projections and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the process and takes into consideration both a company's valuation relative to its peers and its valuation relative to its private market value. The investment advisor believes that undervalued companies with good earnings prospects have superior appreciation potential with reasonable levels of risk.

                  Securities in the portfolio that the investment advisor may sell are those stocks with either poor earnings prospects relative to their peers or stocks that have excessive valuations relative to their peers.

Principal Risks   There are risks involved with any investment, but the risks associated with an investment in the fund include:

                  . Stock market risk, or the risk that the price of
                    securities held by the fund will rise or fall due to various conditions or circumstances which may be unpredictable.

                  . Small-cap stocks tend to have a higher degree of market
                    risk than large-cap stocks, due to lack of liquidity and other reasons.

                  . The cyclical nature of the real estate industry, which
                    subjects the real estate and real estate related securities held by the fund to any market or economic condition that may affect the value of real estate (up or down).

                  . Loss of part or all of your investment in the fund.

                  . The portfolio manager's skill in assessing the potential of the stocks the fund buys.

Bar Chart and     The following bar chart and performance table provide some
Performance       indication of the risks of investing in the fund by showing
Table             changes in the fund's performance from year to year and
                  showing how the fund's average annual returns compare with those of a broad measure of market performance. Both the bar chart and performance table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not a prediction of future performance.


                                    [GRAPH]

                              Annual Returns (%)

                              1999        (1.98)%
                              1998        (9.58)%
                              1997         42.37%
                              1996         14.96%
                              1995         27.27%
                              1994        (2.69)%

                                 Calendar Year


During the six years ended December 31, 1999, the highest return for a quarter was 17.06% for the quarter ended June 30, 1999, and the lowest return for a quarter was (18.92%) for the quarter ended September 30, 1998.

                                        Performance Table

                      Average Annual Total Returns as of December 31, 1999

                                                1 Year  5 Years Since Inception*
                                                ------  ------- ----------------
           SSCV................................ (1.98%) 13.05%       10.27%
           Russell 2000**...................... 21.36%  15.04%       12.39%

                  --------

                   * Performance of the fund is based on the period April 12,
                     1993 (commencement of operations) through December 31, 1999. Performance of The Frank Russell 2000 Index (the "Russell 2000") is based on the period March 31, 1993 through December 31, 1999.

                  ** The Russell 2000 is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

Suitability
                  The fund may be a suitable investment for you if you:

                  . Desire an investment that focuses on both growth and
                    income.

                  . Are investing for retirement or other long-term goals.

                  . Are willing to accept more market risk in return for the potentially higher returns that may come from investing in small-cap companies.

                  . Can tolerate performance that varies from year to year.

FEE TABLE
                                                     SGF      SMDS     SSCV
                                                     ----     ----     ----
           Annual Fund Operating Expenses:
           -------------------------------
           (as a percentage of average net assets)
           Management Fees.......................... 0.75%/1/ 0.63%/1/ 0.75%/2/
           Other Expenses........................... 0.41%    0.48%    0.33%
                                                     ----     ----     ----
           Total Fund Operating Expenses............ 1.16%    1.11%    1.08%

                  Example

                  The following example illustrates the expenses that you would pay on a $10,000 investment, assuming (1) a 5% annual rate of return, (2) redemption at the end of each time period, (3) all distributions are reinvested; and (4) each fund's operating expenses remain the same:

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
           SGF..................................  $118   $368    $638    $1409
           SMDS.................................  $113   $353    $612    $1352
           SSCV.................................  $110   $343    $595    $1317

                  --------
                  /1/Total Fund Operating Expenses for SGF and SMDS for the
                     fiscal year ended December 31, 1999, with fee waivers, were 1.13% and 1.09%, respectively, of SGF's and SMDS' average net assets. The investment advisor voluntarily has agreed to waive annually $15,000 of its compensation from SGF and SMDS to offset a portion of the cost of certain administrative responsibilities delegated to PFPC Inc. ("PFPC").

                  /2/This fee represents the basic management fee of 0.75%
                     payable to SSCV, subject to a performance adjustment. The performance adjustment is a rolling 24-month comparison to the Russell 2000. See "Investment Advisor" for a further discussion. For the fiscal year ended December 31, 1999, the investment advisor received 0.59% of SSCV's average net assets. Absent such performance adjustment, the investment advisor would have received 0.75% of SSCV's average net assets.

                  The purpose of the fee table is to help you understand the various costs and expenses you will bear directly or indirectly. In addition to the above fees, the funds' transfer agent charges $9 for each redemption by wire transfer. A more complete description of the various costs and expenses of the funds is contained throughout this Prospectus, in the Statement of Additional Information and in the financial statements and related notes which appear in the funds' Annual Report to Shareholders.

                  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be more or less than those shown.

FINANCIAL         The financial highlights are intended to help you understand
HIGHLIGHTS        each fund's financial performance during the periods stated.
                  Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in a fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by Tait, Weller & Baker, certified public accountants, whose report, along with the funds' financial statements is incorporated by reference into the Statement of Additional Information and is included in the funds' Annual Report to Shareholders dated December 31, 1999, each of which may be obtained free of charge by calling (800) 634-5726.

                           Stratton Growth Fund, Inc.

                                Years Ended                        Years Ended
                               December 31,          7 Months        May 31,
                          -------------------------   Ended      ----------------
                           1999     1998     1997    12/31/96     1996     1995
                          -------  -------  -------  --------    -------  -------
Net Asset Value,
 Beginning of Period....  $ 34.07  $ 33.39  $ 27.00  $ 27.18     $ 22.35  $ 20.65
                          -------  -------  -------  -------     -------  -------
Income From Investment
 Operations
 Net investment income..    0.416    0.570    0.550    0.312       0.556    0.537
 Net gains (losses) on
  securities (both
  realized and
  unrealized)...........   (3.516)   3.130    8.900    1.298       5.759    2.978
                          -------  -------  -------  -------     -------  -------
   Total from investment
    operations..........   (3.100)   3.700    9.450    1.610       6.315    3.515
                          -------  -------  -------  -------     -------  -------
Less Distributions
 Dividends (from net
  investment income)....   (0.410)  (0.590)  (0.540)  (0.580)     (0.540)  (0.540)
 Distributions (from
  capital gains)........   (1.330)  (2.430)  (2.520)  (1.210)     (0.945)  (1.275)
                          -------  -------  -------  -------     -------  -------
   Total distributions..   (1.740)  (3.020)  (3.060)  (1.790)     (1.485)  (1.815)
                          -------  -------  -------  -------     -------  -------
Net Asset Value, End of
 Period.................  $ 29.23  $ 34.07  $ 33.39  $ 27.00     $ 27.18  $ 22.35
                          =======  =======  =======  =======     =======  =======
Total Return............   (9.29%)  11.46%   36.06%    6.40%      29.62%   18.61%
Ratios/Supplemental Data
 Net assets, end of
  period (in 000's).....  $43,865  $63,323  $60,177  $44,801     $42,880  $31,719
 Ratio of expenses to
  average net assets....    1.13%    1.07%    1.11%    1.17%/1/    1.16%    1.31%
 Ratio of net investment
  income to average net
  assets................    1.21%    1.60%    1.87%    2.08%/1/    2.28%    2.70%
 Portfolio turnover
  rate..................   39.81%   38.02%   34.40%   20.32%      15.41%   42.54%

--------
/1/Annualized

                  Stratton Monthly Dividend REIT Shares, Inc.

                                                         11          Years Ended
                          Years Ended December 31,     Months        January 31,
                          --------------------------   Ended      ------------------
                           1999     1998      1997    12/31/96      1996      1995
                          -------  -------  --------  --------    --------  --------
Net Asset Value,
 Beginning of Period....  $ 24.78  $ 30.25  $  27.43  $  27.40    $  24.84  $  28.69
                          -------  -------  --------  --------    --------  --------
Income From Investment
 Operations
 Net investment income..    1.550    1.650     1.540     1.630       1.880     1.940
 Net gains (losses) on
  securities (both
  realized and
  unrealized)...........   (3.010)  (5.070)    3.200     0.160       2.600    (3.870)
                          -------  -------  --------  --------    --------  --------
   Total from investment
    operations..........   (1.460)  (3.420)    4.740     1.790       4.480    (1.930)
                          -------  -------  --------  --------    --------  --------
Less Distributions
 Dividends (from net
  investment income)....   (1.550)  (1.650)   (1.540)   (1.630)     (1.890)   (1.920)
 Distributions (in
  excess of net
  investment income)....      --    (0.400)      --     (0.130)     (0.030)      --
 Return of capital......   (0.490)     --     (0.380)      --          --        --
                          -------  -------  --------  --------    --------  --------
   Total distributions..   (2.040)  (2.050)   (1.920)   (1.760)     (1.920)   (1.920)
                          -------  -------  --------  --------    --------  --------
Net Asset Value, End of
 Period.................  $ 21.28  $ 24.78  $  30.25  $  27.43    $  27.40  $  24.84
                          =======  =======  ========  ========    ========  ========
Total Return............   (6.25%) (11.75%)   18.09%     7.12%      18.98%    (6.57%)
Ratios/Supplemental Data
 Net assets, end of
  period (in 000's).....  $59,413  $79,936  $101,956  $103,780    $129,267  $134,066
 Ratio of expenses to
  average net assets....    1.09%    1.02%     1.02%     1.02%/1/    0.99%     1.08%
 Ratio of net investment
  income to average net
  assets................    6.61%    5.95%     5.48%     6.94%/1/    7.42%     7.71%
 Portfolio turnover
  rate..................   13.94%   18.89%    42.47%    69.19%      53.30%    39.50%

--------
/1/Annualized

                         Stratton Small-Cap Value Fund

                                Years Ended                         Years Ended
                               December 31,           9 Months       March 31,
                          -------------------------     Ended     ----------------
                           1999     1998    1997/2/  12/31/96/2/  1996/2/  1995/2/
                          -------  -------  -------  -----------  -------  -------
Net Asset Value,
 Beginning of Period....  $ 20.11  $ 22.47  $ 16.79    $ 15.98    $ 12.94  $ 12.97
                          -------  -------  -------    -------    -------  -------
Income From Investment
 Operations
 Net investment income..    0.278    0.170    0.210      0.260      0.330    0.290
 Net gains (losses) on
  securities (both
  realized and
  unrealized)...........   (0.678)  (2.310)   6.800      1.740      3.040   (0.020)
                          -------  -------  -------    -------    -------  -------
   Total from investment
    operations..........   (0.400)  (2.140)   7.010      2.000      3.370    0.270
                          -------  -------  -------    -------    -------  -------
Less Distributions
 Dividends (from net
  investment income)....   (0.270)  (0.180)  (0.200)    (0.270)    (0.330)  (0.300)
 Distributions (from
  capital gains)........      --    (0.040)  (1.130)    (0.920)       --       --
                          -------  -------  -------    -------    -------  -------
    Total
     distributions......   (0.270)  (0.220)  (1.330)    (1.190)    (0.330)  (0.300)
                          -------  -------  -------    -------    -------  -------
Net Asset Value, End of
 Period.................  $ 19.44  $ 20.11  $ 22.47    $ 16.79    $ 15.98  $ 12.94
                          =======  =======  =======    =======    =======  =======
Total Return............   (1.98%)  (9.58%)  42.37%     12.84%     26.18%    2.09%
Ratios/Supplemental Data
 Net assets, end of
  period (in 000's).....  $36,054  $42,789  $39,377    $21,691    $19,592  $14,058
 Ratio of expenses to
  average net assets....    1.08%    1.56%    1.62%      1.29%/1/   1.46%    2.12%
 Ratio of net investment
  income to average net
  assets................    1.29%    0.80%    1.09%      2.03%/1/   2.28%    2.36%
 Portfolio turnover
  rate..................   43.44%   35.74%   26.27%     35.86%     33.50%   30.20%

/1/Annualized
--------
/2/Adjusted for a 2-for-1 stock split declared by the Fund to shareholders of record on December 17, 1997

INVESTMENT        The investment objective of SGF is fundamental and may not
POLICIES AND      be changed without the vote of a majority of the fund's
RISK              shares. The investment objectives of SMDS and SSCV are not
CONSIDERATIONS    fundamental and may be changed by each fund's Board of
                  Directors. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each fund's investment policies are not fundamental and may be changed without shareholder approval. However, the funds intend to notify shareholders before making any change in any policy or restriction. Fundamental policies may not be changed without shareholder approval. A complete list of each fund's fundamental investment restrictions appears in the Statement of Additional Information.

Risk              Investments in small-cap companies have certain risks
Considerations    associated with them. First and foremost is their greater
for SSCV          earnings and price volatility in comparison to large
                  companies. Earnings risk is partially due to the undiversified nature of small company business lines. The fund attempts to counteract these concerns about investing in small-cap companies by using strict purchase criteria.
                  One of these criteria stipulates that these companies must have been sound and on-going entities for at least three years. In addition, to be considered a buy candidate, companies must be characterized as being undervalued relative to their industry peers. Historically, undervalued small companies have had a lower risk profile than the overall small capitalization market.

Risk              Each fund may invest in REITs. Equity REITs invest directly
Considerations    in real property while mortgage REITs invest in mortgages on
for each Fund     real property. REITs may be subject to certain risks
                  associated with the direct ownership of real estate
REITs             including declines in the value of real estate, risks
                  related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of the portfolio's investments. In addition, equity
                  REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage
                  REITs may be affected by the quality of credit extended.
                  Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the Investment Company Act of 1940, as amended.

                  REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. A fund intends to include the gross dividends from such REITs in its distributions to shareholders and, accordingly, a portion of the funds' distributions may also be designated as a return of capital. For more information, please see the discussion under "Tax Treatment: Dividends and Distributions."

Temporary         Although each fund normally seeks to remain fully invested
Investments       in equity securities, each fund may invest temporarily up to
                  100% of its assets in certain short-term fixed income securities. Such securities may be used to invest uncommitted cash balances temporarily to maintain liquidity to meet shareholder redemptions, or as a defensive measure to protect capital. These securities include, but are not limited to, obligations of the U.S. government, its agencies and instrumentalities, commercial paper, certificates of deposit, bankers acceptances and repurchase agreements. When a fund invests for defensive purposes, the fund may not achieve its investment objective.

                  For temporary defensive purposes, SGF may invest in non-convertible preferred stocks, debt securities and domestic corporate and government fixed income obligations without limitation and, to the extent such investments are made, the fund will not be achieving growth of capital.

--------------------------------------------------------------------------------

INVESTMENT        Stratton Management Company, with offices at Plymouth
ADVISOR           Meeting Executive Campus, 610 W. Germantown Pike, Suite 300,
                  Plymouth Meeting, PA 19462-1050, is the funds' investment advisor and manager and is a registered investment advisor.
                  Stratton Management provides investment advisory services for a variety of individuals and institutions, and had approximately $1.65 billion in assets under management as of December 31, 1999.

                  James W. Stratton is the Chief Executive officer of Stratton Management and has been primarily responsible for the day-to-day investment management of SGF and SMDS since 1972 and 1980, respectively. Mr. Frank H. Reichel, III has been primarily responsible for the day-to-day investment management of SSCV since that fund's commencement of operations in April of 1993.

                  Pursuant to Investment Advisory Agreements, Stratton Management Company provides an investment program in accordance with each respective fund's investment policies, limitations and restrictions.

Investment        For its advisory services, the investment advisor receives
Advisory Fee      an annual fee of 0.75% of daily net assets of SGF and an
                  annual fee of 0.63% of daily net assets of SMDS. The investment advisor voluntarily has agreed to waive annually
                  $15,000 of its fees from SGF and SMDS to offset a portion of the fees that those funds will incur under administration agreements with PFPC. See the Statement of Additional
                  Information for a detailed description of those fees. During the fiscal year ended December 31, 1999, SGF and SMDS paid the investment advisor fees at the effective annual rates of 0.72% and 0.60%, of each fund's respective average daily net assets.

                  For its investment advisory services to SSCV, the investment advisor receives a fee, payable monthly, at an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment.

                  The performance fee adjustment for SSCV is calculated at the end of each month based upon the fund's performance during the last rolling 24-month period. The fund's gross performance is then compared with the performance of the Russell 2000. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the fund performs better than the Russell 2000, it pays the investment advisor additional fees. If the fund lags the Russell 2000, the investment advisor is paid less than the basic fee. Each 1.00% of the difference in performance between the fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The end result is that if the investment advisor manages the fund in such a way as to outperform the benchmark index, the investment advisor is paid more for its efforts. Most important, however, is the fact that if the investment advisor does not perform as well as the benchmark index, the investment advisor is paid less, and in this way, penalized for poor performance.

                  The maximum annualized performance adjustment rate is +/- 0.50% of average net assets which would be added to or deducted from the investment advisory fee if the fund outperformed or underperformed the Russell 2000 by 5.00%. The effect of this performance fee adjustment is that the investment advisory fee may never be greater than 1.25% or less than 0.25% of the fund's average daily net assets for the preceding month. During the fiscal year ended December 31, 1999, SSCV paid the investment advisor a fee at the effective annual rate of 0.57% of the fund's average daily net assets.


--------------------------------------------------------------------------------

PRICING FUND      Fund share pricing is based upon net asset value. The net
SHARES            asset value per share of each fund is determined once each business day as of the close of regular trading hours
                  (normally 4:00 p.m. Eastern time) on the New York Stock
                  Exchange ("NYSE"). Such determination will be made by dividing the value of all securities and other assets
                  (including dividends accrued but not collected) less any liabilities (including accrued expenses), by the total number of shares outstanding.

                  Portfolio securities are valued as follows:

                  1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices.

                  2. Securities traded in the over-the-counter market are
                     valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker.

                  3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

                  Determination of the net asset value may be suspended when the right of redemption is suspended as provided under "How to Redeem Fund Shares."

HOW TO BUY FUND
SHARES

Purchase Price    You pay no sales charge to invest in any of the funds.
                  Shares of all funds are sold at the net asset value per share (NAV) next determined after receipt of the order by PFPC.

Time of           All requests received by PFPC before 4:00 p.m. Eastern time
Requests          will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. Eastern time will be executed the following day, at that day's closing share price. Shares will not be priced on days when the NYSE is closed.

Stock exchange    Shares of the funds will not be priced and are not available
closings          for purchase on the following days on which the NYSE is
                  closed for trading: New Year's Day, Martin Luther King, Jr.
                  Day, Presidents' Day, Good Friday, Memorial Day,
                  Independence Day, Labor Day, Thanksgiving Day and Christmas
                  Day.

General           Shares of a fund may be repurchased or redeemed through
Information       broker/dealers who may charge a transaction fee. This fee
                  would not otherwise be charged if the shares were purchased directly from a fund. The funds may accept wire purchase orders from broker/dealers and institutions that previously have been approved by a fund.

                  The funds reserve the right to reject any purchase order. Share certificates are issued only upon shareholder request.

                  The funds do not accept third party checks for the purchase of shares. The funds reserve the right to delay sending redemption proceeds up to 15 days if you recently purchased shares by check. A $20 fee is charged to your account for any purchase check returned to the custodian.

                  Shareholder inquiries should be directed to the funds' transfer agent, PFPC Inc., P.O. Box 61503, King of Prussia, PA 19406-0903, phone number (800) 472-4266. Certain special shareholder services, such as a request for a historical transcript of your account, may involve an additional fee.

                  Shareholders of each fund can obtain toll-free access to account information, as well as some transactions, by calling (800) 472-4266. Integrated Voice Response System provides share price and price change for the funds; gives account balances and history (i.e., last transaction, latest dividend distribution, redemptions by check during the last three months); and allows exchanges of shares.

How to buy shares
--------------------------------------------------------------------------------
                               To open an account
--------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------
Complete the application.

Mail the application and your check to:
 PFPC INC.
 P.O. BOX 61503
 KING OF PRUSSIA, PA 19406-0903

Please make check payable to the name of the fund you wish to invest in.

Minimum initial investment for the funds:
 $2,000 for non-retirement accounts
 No minimum investment for retirement accounts.
--------------------------------------------------------------------------------
                              To add to an account
--------------------------------------------------------------------------------
By Mail
--------------------------------------------------------------------------------
Please make check payable to the name of the fund you are investing in and write your account number on the check.

Mail your check and the stub from your last account statement to:
 PFPC INC.
 P.O. BOX 61767
 KING OF PRUSSIA, PA 19406-8767

Minimum additional investments for the funds:
 $100 for non-retirement accounts
 No minimum for retirement accounts
--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------
For new accounts, call (800) 472-4266. An account number will be assigned to you.

Call your bank with instructions to transmit federal funds to:
 --Boston Safe Deposit & Trust
 --ABA#: 011001234
 --Credit: The fund name
 --Acct#: 000701
 --FBO: name(s) on account registration and account number

Your bank may charge a wire fee.

Minimum investment: same as "By Mail" above.

Mail your completed application to PFPC Inc. at the address above.
--------------------------------------------------------------------------------
By Wire
--------------------------------------------------------------------------------
Follow instructions under "To open an account--By Wire".

Minimum additional investment: same as "By Mail" above.
--------------------------------------------------------------------------------
By Automatic Investment*
--------------------------------------------------------------------------------
Complete the application and return it with your initial investment. The minimum investment for this plan is $100.

Subsequent investments will be drawn from your bank account and invested into the fund(s).

*Requires $2,000 initial minimum balance.
--------------------------------------------------------------------------------
By Automatic Investment
--------------------------------------------------------------------------------
Call (800) 472-4266 to request an application.

Complete and return the application along with any other required materials.

Subsequent investments will be drawn from your bank account and invested into the fund(s).

HOW TO REDEEM
FUND SHARES

Timing of         Shares are redeemed at the net asset value next determined
Requests          at the close of regular trading hours on the NYSE after
                  receipt of a request for redemption in the form described below, and the certificates (if any) evidencing the shares to be redeemed. There is no redemption charge. However, the transfer agent will charge a $9 fee for wiring redemption proceeds. Payment for shares redeemed is made within five business days, or such shorter time period as may be required by applicable SEC rules, after receipt of the certificates (or of the redemption request where no certificates have been issued) by mailing a check to your address of record.

Telephone         Neither the funds nor any of their service contractors will
Redemptions       be liable for any loss or expense or cost in acting upon any telephone instructions that are reasonably believed to be genuine. To the extent that a fund fails to use reasonable procedures to verify the genuineness of telephone instructions, it and/or its service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

Redeeming         If you wish to redeem shares that were recently purchased by
recently          check, the funds may delay mailing of your redemption check
purchased         for up to 15 business days after your redemption request to
shares            allow the purchase check to clear. If you are considering
                  redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.

Signature         The funds may require additional documentation, or signature
guarantees        guarantees on any redemptions if proceeds are to be paid to someone other than the account holder, when redemption proceeds are to be wired to a bank, requests to transfer share registration, or when redemption proceeds are to be sent to an address other than the account holder's. A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Please call (800) 472-4266 for information on obtaining a signature guarantee.

Accounts with     If your account falls below $500, the fund may ask you to
low balances      increase your balance. If it is still below $500 after 60
                  days, the fund may close your account and send you the proceeds.

How to redeem shares
-----------------------------------     ----------------------------------------
   To redeem or close an account             To redeem or close an account
-----------------------------------     ----------------------------------------
By Mail                                 By Telephone
-----------------------------------     ----------------------------------------
Write a letter of instruction that
includes:
                                        To make redemptions by telephone, call
 --The fund name, your account          (800) 472-4266 before the close of
  number, the name(s) in which the      business on any business day. The funds
  account is registered and the         may require additional documentation,
  dollar value or number of shares      or signature guarantees on any
  you wish to sell.                     redemptions in amounts over $50,000.

 --Include all signatures and any       Proceeds will normally be sent the next
  additional documents that may be      business day by first class mail to the
  required.                             address in which the account is
                                        registered.
 --Mail your request and any
  applicable stock certificates you     Redemption requests to send proceeds to
  hold to:                              an address other than the address of
   PFPC INC.                            record must be in writing with the
   P.O. BOX 61503                       appropriate signature guarantees.
   KING OF PRUSSIA, PA 19406-0903       Telephone redemption requests to send
                                        proceeds to banks may be accepted if
 --A check will be mailed to the        the appropriate wiring instructions are
  name(s) and address in which the      on file prior to the request.
  account is registered.

-----------------------------------     ----------------------------------------
By Exchange                             By Automated Clearing House
-----------------------------------
                                        ----------------------------------------
Call (800) 472-4266 to request an       Redemption proceeds may be transferred
exchange of shares into another         to banks that are on-line members of
Stratton Mutual Fund.                   ACH. There are no service fees. Written
                                        ACH redemption requests should be sent
-----------------------------------     to PFPC at the address under "By Mail."
By Systematic Cash Withdrawal Plan      ACH redemptions are sent the day
-----------------------------------     following receipt of your request, and
Complete the appropriate part of        funds are available two days later.
the application and specify the
amount and frequency of
withdrawals you would like
(monthly minimum is $50). Be sure
to maintain an account balance of
$10,000 or more.

--------------------------------------------------------------------------------

EXCHANGE          You can exchange fund shares for shares of the other
PRIVILEGE         Stratton funds, provided such other shares may legally be
                  sold in your state. Each fund has a distinct investment objective, which should be reviewed before executing any exchange of shares. You also should read the additional information about a fund, including its expenses, before seeking any such exchange. Shares may be exchanged by written request or telephone.

                  PLEASE NOTE: Shareholders who have certificated shares must surrender these certificates to the transfer agent to be held on account in unissued form before taking advantage of the exchange privilege. When returning certificates for this purpose only, signature(s) need not be guaranteed. There are no sales charges involved. Shareholders who engage in frequent exchange transactions may be prohibited from further exchanges or otherwise restricted in placing future orders. The funds reserve the right to suspend the telephone exchange privilege at any time. An exchange for tax purposes constitutes the sale of one fund and the purchase of another. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

--------------------------------------------------------------------------------

RETIREMENT        Each fund has available four types of tax-deferred
PLANS             retirement plans: (1) a Profit Sharing and a Money Purchase
                  Plan, for use by both self-employed individuals and corporations; (2) an Individual Retirement Account, both
                  Traditional and Roth, for use by certain eligible individuals with compensation (including earned income from self-employment); (3) a Simple Individual Retirement Account
                  Plan for use by certain small employers; and (4) a 403(b)(7)
                  Retirement Plan, for use by employees of schools, hospitals, and certain other tax-exempt organizations or associations.
                  More detailed information about how to participate in these plans, the fees charged by the custodian, and the limits on contributions can be found in the Statement of Additional
                  Information. To invest in any of the tax-deferred retirement plans, please call the funds for information and the required separate application, disclosure statement and custodial agreement.

--------------------------------------------------------------------------------

TAX TREATMENT:    Each fund contemplates declaring as dividends each year all
DIVIDENDS AND     or substantially all of its taxable income, including its
DISTRIBUTIONS     net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the
Tax Treatment     net capital gain of a fund will be taxable to you as long-
                  term capital gain, regardless of how long you have held your shares. Other fund distributions will generally be taxable as ordinary income. (However, if a fund's distributions exceed its net income and gain--as may be the case particularly for SMDS, because REIT distributions often include a nontaxable return of capital--that excess will generally result in a nontaxable return of capital to you.)

                  The tax treatment to you of fund distributions will be the same whether they are paid in cash or reinvested in additional shares. Any dividends declared in October, November or December and paid in January will be deemed for tax purposes to have been paid to you on December 31. You will be notified annually of the amount and tax status of all distributions paid to you.

                  REITs often do not provide complete tax information to the funds until after the calendar year-end. Consequently, because of the delay, it may be necessary for the funds to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

                  You should note that if you purchase shares shortly before a taxable distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

                  You will recognize a taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, your gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends that were received on the shares.

                  The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable. Also, dividends paid to shareholders that are corporations may be eligible for the 70% dividends-received deduction to the extent the dividends are attributable to qualifying dividends received by the fund from domestic corporations. Generally, dividends received from REITs are not considered to be qualifying dividends for purposes of the 70% dividends-received deduction.

                  You will also generally be subject to any applicable state and local income taxes on fund distributions and redemptions. State income taxes generally will not apply, however, to fund distributions attributable to interest on federal securities, if any.

                  Each fund is required by Federal tax law to withhold 31% of reportable payments (which may include dividends, capital gains distributions, and redemptions) paid to shareholders who have not complied with Internal Revenue Service regulations regarding Tax Identification Certification. In order to avoid this withholding requirement, you must certify by signature on your Application, or on a separate W-9 Form supplied by the transfer agent, that your Social Security or Taxpayer Identification Number is correct (or you are waiting for a number to be issued to you), and that you are currently not subject to backup withholding, or you are exempt from backup withholding.

                  The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Dividends and     The shareholders of each fund are entitled to dividends and
Distributions     distributions arising from the net investment income and net realized gains, if any, earned on investments held by the fund involved, when declared by the Board of Directors of such fund. SGF declares and pays dividends from net investment income on a semi-annual basis. SMDS declares and pays dividends from net investment income on a monthly basis. SSCV declares and pays dividends from net investment income annually. Each fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a fund's net asset value per share by the amount of the distribution. Distributions may be reinvested in additional shares of such fund.

                             Stratton Mutual Funds
                            New Account Application

1.REGISTRATION

  Complete A, B or C below. (PLEASE PRINT) No certificates will be issued unless requested in writing.

  A.Individual or Joint Account*

   ------------------------------------------------------     -----------------
   First Name        Middle Initial        Last Name          Social Security
                                                              Number

   ------------------------------------------------------     -----------------
   First Name        Middle Initial        Last Name          Social Security
                                                              Number

   *Registration will be Joint Tenancy with Rights of Survivorship, unless otherwise specified.

  B.Gift to Minors

   ----------------------------------------------      Under the ____ UGMA/UTMA
   Name of Custodian                                          State

   ----------------------------------------------      ------------------------
   As Custodian For (name of minor)                    Minor's Social Security
                                                       Number

  C.Corporations, Partnerships, Trusts and Others**

   ----------------------------------------------      ------------------------
   Name of Legal Entity                                Taxpayer Identification
                                                       Number

   --------------------------------------------------------------------------
   Name of Fiduciary

   ----------------------------------------------
   Date of Trust (month, day, year)

   **Complete Corporate Resolution attached, if applicable

2.MAILING ADDRESS

  ----------------------------------------------------------------------------
  Street City State Zip Code

  ----------------------------             ----------------------------
  Daytime Telephone                        E-Mail Address

  If you have an account in another Stratton Fund that is registered under the same name as above, please list the account number here: _______________

3.INVESTMENT INFORMATION ($2,000 minimum each)

   [  ] Stratton Growth Fund, Inc.                  %          or         $
   [  ] Stratton Monthly Dividend
   REIT Shares, Inc.                                %          or         $
   [  ] Stratton Small-Cap Value Fund               %          or         $
                                Total           100 %                     $

  [  ] BY CHECK: Please make payable to Stratton Mutual Funds

  [  ] BY WIRE: An initial purchase of $           was wired on ___________ by
                                                             date

  _______________________________________ to account #
     Name of your Bank or Broker                Number assigned by PFPC, Inc.

4.DISTRIBUTION OPTIONS

  Check one box only for each; if none are checked, all dividend and capital gains, if any, will be reinvested.

   Income
   Dividends      (check one box only)          [  ] reinvested [  ] paid in cash
   Capital Gains
   Distributions  (check one box only)          [  ] reinvested [  ] paid in cash

  Please refer to item 8 for instructions if cash option via Automated Clearing House ("ACH") is desired.

5.SYSTEMATIC WITHDRAWAL PLAN

  [  ]Check box if you want this service.
      To establish a Systematic Withdrawal Plan (SWP), an account must have a current market value of $10,000 or more. Additionally, an account must have dividends reinvested.
     [  ] Check box if you want withdrawal sent to address of record.

     [ ] Check box if you want withdrawal sent via ACH as instructions indicate in item 8.

  Amount and Frequency of Payments:

    Beginning in          ,         , please make payments in the amount
    of $
                  month        year                           $50 minimum

    Payments will be processed on the 25th day of the month in the frequency indicated below:
       [  ] Monthly   [  ] Quarterly   [  ] Semi-annually   [  ] Annually

6.AUTOMATIC INVESTMENT PLAN
  [  ] Check box if you want this service.
    I (We) have read the terms and conditions of the Automatic Investment Plan set forth in the Prospectus. I (We) wish to invest on a monthly/quarterly basis, directly from my checking account into the Fund.
    Please provide the bank information in item 8 "Special Programs" and attach a voided check. Please designate the amount you would like invested each month/quarter $
                                      ($100 minimum)
    [  ] monthly   [  ] quarterly (check one)
    To begin on the 10th, 15th, 20th (circle one) of the month.

7.TELEPHONE EXCHANGE & REDEMPTION PRIVILEGE
    (NOTE: THIS OPTION WILL BE ASSIGNED TO YOUR ACCOUNT UNLESS YOU ELECT OTHERWISE BELOW!)
  [  ]Check box if you DO NOT want this service.
    I (We) authorize PFPC Inc. to honor telephone redemptions (to my/our bank) and/or to act upon instructions for exchanges (between my/our Funds) received by telephone believed by it to be genuine with identical registrations. I (We) understand that the telephone exchange privilege permits switching at any time between Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund provided such other shares may legally be sold in the state of the investor's residence. Neither the Fund(s) nor PFPC Inc. will be liable for properly acting upon telephone instructions believed to be genuine.

  ----------------------------------------------------------------------------
  Bank Name                                      Branch Office (if applicable)

  ----------------------------------------------------------------------------
  Bank Address (Do not use P.O. Box) City State Zip Code

  ----------------------------------------------------------------------------
  Bank Wire Routing Number Name(s) on Bank Account Bank Account Number
                    PLEASE REMEMBER TO ATTACH A VOIDED CHECK

8.SPECIAL PROGRAMS

  All Direct Deposit Programs and ACH transactions will be sent as indicated below. There will be no charge for ACH transactions. Any changes in ACH transactions must be made in writing to PFPC Inc., 211 South Gulph Road, King of Prussia, PA 19406-0903. Please allow one month for ACH transactions to be effective.

  Notify your bank of your intent to establish this option on your bank account.

  ----------------------------------------------------------------------------
  Bank Name                                      Branch Office (if applicable)

  ----------------------------------------------------------------------------
  Bank Address (Do not use P.O. Box) City State Zip Code

  ----------------------------------------------------------------------------
  Bank Wire Routing Number Name(s) on Bank Account Bank Account Number

9.SIGNATURE AND CERTIFICATION

  The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.
  If you are subject to backup withholding check here: [  ]
  I have received, read and agree to the terms of the current Prospectus of the Funds. I have the authority and legal capacity to purchase shares of the Fund(s) and I am of legal age in my state. I authorize PFPC Inc., its affiliates, and the Fund(s) to act on any instructions believed to be genuine for any service authorized on this form. I agree that they will not be liable for any resulting loss or expense.
  Under penalties of perjury, I certify that the social security or taxpayer identification number entered above is correct and that I have not been notified by the IRS that I am subject to backup withholding, or that the IRS has notified me that I am no longer subject to backup withholding. Please sign here:

  --------------------------------------------------------    -----------------
  Signature of Owner, Custodian or Trustee                               Date

  --------------------------------------------------------    -----------------
  Signature of Joint Owner (if applicable)                               Date

                  The Statement of Additional Information contains additional information about the funds. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety. Additional information about the funds' investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

                  To obtain a Statement of Additional Information, annual report or semi-annual report for the funds, without charge, call (800) 472-4266. This number may also be used to make shareholder inquiries.

                  Information about the funds (including the Statement of Additional Information) can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may request documents from the SEC, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the SEC, Public Reference Section, Washington, DC 20549-0102.

                  SEC file nos.: SGF 811-2297
                           SMDS 811-2240
                           The Stratton Funds, Inc. 811-7434

DIRECTORS

 Lynne M. Cannon
 John J. Lombard, Jr.
 Douglas J. MacMaster, Jr.
 Henry A. Rentschler
 Merritt N. Rhoad, Jr.
 Richard W. Stevens
 James W. Stratton

OFFICERS

 James W. Stratton
 Chairman

 John A. Affleck
 President,
 Stratton Growth Fund

 James A. Beers
 President, Stratton
 Monthly Dividend REIT Shares

 Frank H. Reichel, III
 President,
 Stratton Small-Cap Value Fund

 Joanne E. Kuzma
 Vice President

 Patricia L. Sloan
 Secretary & Treasurer

 Brigid E. Hummel
 Assistant Secretary &
 Treasurer


INVESTMENT ADVISOR

  Stratton Management Company
  Plymouth Meeting Executive Campus, 610 W. Germantown Pike, Suite 300 Plymouth Meeting, PA 19462-1050, Telephone: 610-941-0255

TRANSFER AGENT & DIVIDEND PAYING AGENT

  PFPC Inc.
  3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903
  Telephone: 610-239-4600, 800-472-4266

CUSTODIAN

  The Bank of New York
  48 Wall Street, New York, NY 10286

Visit the Stratton Mutual Funds web site at http://www.strattonmgt.com

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          STRATTON
        Mutual Funds
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Stability . Strategy . Success